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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2005

                               THE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      51018                 23-3016517
----------------------------    ----------------------    ------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)

                   405 Silverside Road, Wilmington, DE 19809
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (302) 385-5000

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 2, 2005, The Bancorp, Inc. issued a press release regarding its earning for the three months and year ended December 31, 2004. This press release was issued to correct and replace a press release issued by The Bancorp, Inc. on February 1, 2005 that contained certain production errors. A copy of the press release issued February 2, 2005 is furnished with this report as exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

                    EXHIBIT NUMBER             DESCRIPTION OF DOCUMENT
                    --------------             -----------------------
                         99                         Press Release




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE BANCORP, INC.


                                       By:    /s/ Martin F. Egan
                                             --------------------------------
                                       Name:  Martin F. Egan
Date: February 4, 2005                 Title: Senior Vice President, Chief
                                              Financial Officer and Secretary




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                                  Exhibit Index


                  EXHIBIT NUMBER               DESCRIPTION OF DOCUMENT
                  --------------               -----------------------
                      99                            Press Release